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                                                                 Exhibit 4(m)(i)

[PRUDENTIAL FINANCIAL LOGO]                       PRUCO LIFE INSURANCE COMPANY
                                                  Phoenix, Arizona  85014

                                                  a Prudential Financial company

                ENDORSEMENT TO INCREASE THE MAXIMUM AGE AT WHICH
                       PURCHASE PAYMENTS WILL BE ACCEPTED

This Endorsement is attached to and made part of this Contract immediately. In the case of a conflict with any provision in the Contract, the provisions of this endorsement will control.

The following hereby amends the PURCHASE PAYMENTS section of the Contract.

In the PURCHASE PAYMENTS section of the Contract, we stated that no Purchase Payments may be made on or after the sole or older of the Owner's or any applicable Joint Owner's, or Annuitant's 80th birthday. We amend that provision to refer to the 81st birthday, rather than 80th birthday.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

Signed for Pruco Life Insurance Company

By  /s/ CLIFFORD E. KIRSCH

           Secretary


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                                                                Exhibit 4(m)(ii)


[PRUDENTIAL FINANCIAL LOGO]                       PRUCO LIFE INSURANCE COMPANY
                                                  Phoenix, Arizona  85014

                                                  a Prudential Financial company

                ENDORSEMENT TO INCREASE THE MAXIMUM AGE AT WHICH
                       PURCHASE PAYMENTS WILL BE ACCEPTED

This Endorsement is attached to and made part of this Contract immediately. In the case of a conflict with any provision in the Contract, the provisions of this endorsement will control.

The following hereby amends the PURCHASE PAYMENTS section of the Contract, and any endorsement to this section.

In the PURCHASE PAYMENTS section of the Contract, we stated that no Purchase Payments may be made on or after the sole or older of the Owner's or any applicable Joint Owner's, or Annuitant's 85th birthday. We amend that provision to refer to the 86th birthday, rather than 85th birthday.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

Signed for Pruco Life Insurance Company

By  /s/ CLIFFORD E. KIRSCH

           Secretary